Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



       We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2 of The Recovery Network, Inc. of our report dated June 30, 1997 relating to the financial statements of FMS Productions, Inc. as of and for the years ended April 30, 1997 and 1996, which appears in such Prospectus.




                                              /s/ Bartlett, Pringle & Wolf, LLP


Santa Barbara, California
October 19, 1998